MANAGEMENT OF RISKS ARISING FROM HOLDING FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about financial instruments [abstract]
MANAGEMENT OF RISKS ARISING FROM HOLDING FINANCIAL INSTRUMENTS
MANAGEMENT OF RISKS ARISING FROM HOLDING FINANCIAL INSTRUMENTS
The company is exposed to the following risks as a result of holding financial instruments: market risk (i.e. interest rate risk, currency exchange risk and other price risk that impact the fair value of financial instruments), credit risk and liquidity risk. The following is a description of these risks and how they are managed:

a)	Market Risk
Market risk is defined for these purposes as the risk that the fair value or future cash flows of a financial instrument held by the company will fluctuate because of changes in market prices. Market risk includes the risk of changes in interest rates, currency exchange rates and changes in market prices due to factors other than interest rates or currency exchange rates, such as changes in equity prices, commodity prices or credit spreads.
The company manages market risk from foreign currency assets and liabilities and the impact of changes in currency exchange rates and interest rates by funding assets with financial liabilities in the same currency and with similar interest rate characteristics, and by holding financial contracts such as interest rate and foreign exchange derivatives to minimize residual exposures.
Financial instruments held by the company that are subject to market risk include other financial assets, borrowings and derivative instruments such as interest rate, currency, equity and commodity contracts.
i.    Interest Rate Risk
The observable impacts on the fair values and future cash flows of financial instruments that can be directly attributable to interest rate risk include changes in the net income from financial instruments whose cash flows are determined with reference to floating interest rates and changes in the value of financial instruments whose cash flows are fixed in nature.
The company’s assets largely consist of long-duration interest-sensitive physical assets. Accordingly, the company’s financial liabilities consist primarily of long-term fixed-rate debt or floating-rate debt that has been swapped with interest rate derivatives. These financial liabilities are, with few exceptions, recorded at their amortized cost. The company also holds interest rate caps to limit its exposure to increases in interest rates on floating rate debt that has not been swapped, and holds interest rate contracts to lock in fixed rates on anticipated future debt issuances and as an economic hedge against the changes in value of long duration interest sensitive physical assets that have not been otherwise matched with fixed rate debt.
The result of a 50 basis-point increase in interest rates on the company’s net floating rate financial assets and liabilities would have resulted in a corresponding decrease in net income before tax of $198 million (2017 – $80 million) on a current basis.
Changes in the value of fair value through profit or loss interest rate contracts are recorded in net income and changes in the value of contracts that are elected for hedge accounting are recorded in other comprehensive income. The impact of a 50 basis-point parallel increase in the yield curve on the aforementioned financial instruments is estimated to result in a corresponding increase in net income before tax of $128 million (2017 – $53 million) and an increase in other comprehensive income of $149 million (2017 – $98 million), for the years ended December 31, 2018 and 2017.
ii.    Currency Exchange Rate Risk
Changes in currency rates will impact the carrying value of financial instruments denominated in currencies other than the U.S. dollar.
The company holds financial instruments with net unmatched exposures in several currencies, changes in the translated value of which are recorded in net income. The impact of a 1% increase in the U.S. dollar against these currencies would have resulted in an $80 million (2017 – $44 million) increase in the value of these positions on a combined basis. The impact on cash flows from financial instruments would be insignificant. The company holds financial instruments to limit its exposure to the impact of foreign currencies on its net investments in foreign operations whose functional and reporting currencies are other than the U.S. dollar. A 1% increase in the U.S. dollar would increase the value of these hedging instruments by $240 million (2017 – $142 million) as at December 31, 2018, which would be recorded in other comprehensive income and offset by changes in the U.S. dollar carrying value of the net investment being hedged.
iii.    Other Price Risk
Other price risk is the risk of variability in fair value due to movements in equity prices or other market prices such as commodity prices and credit spreads.
Financial instruments held by the company that are exposed to equity price risk include equity securities and equity derivatives. A 5% decrease in the market price of equity securities and equity derivatives held by the company, excluding equity derivatives that  hedge compensation arrangements, would have decreased net income by $50 million (2017 – $45 million) and decreased other  comprehensive income by $85 million (2017 – $62 million), prior to taxes. The company’s liability in respect of equity compensation arrangements is subject to variability based on changes in the company’s underlying common share price. The company holds equity derivatives to hedge almost all of the variability. A 5% change in the common equity price of the company in respect of compensation agreements would increase the compensation liability and compensation expense by $53 million (2017 – $65 million). This increase would be offset by a $53 million (2017 – $65 million) change in value of the associated equity derivatives of which $51 million (2017 – $64 million) would offset the above-mentioned increase in compensation expense and the remaining $2 million (2017 – $1 million) would be recorded in other comprehensive income.
The company sells power and generation capacity under long-term agreements and financial contracts to stabilize future revenues. Certain of the contracts are considered financial instruments and are recorded at fair value in the consolidated financial statements, with changes in value being recorded in either net income or other comprehensive income as applicable. A 5% increase in energy prices would have decreased net income for the year ended December 31, 2018 by approximately $9 million (2017 – $11 million) and decreased other comprehensive income by $9 million (2017 – $4 million), prior to taxes. The corresponding increase in the value of the revenue or capacity being contracted, however, is not recorded in net income until subsequent periods.
The company held credit default swap contracts with a total notional amount of $63 million (2017 – $43 million) at December 31, 2018. The company is exposed to changes in the credit spread of the contracts’ underlying reference assets. A 50 basis-point increase in the credit spread of the underlying reference assets would have increased net income by $1 million (2017 – $1 million) for the year ended December 31, 2018, prior to taxes.

b)	Credit Risk
Credit risk is the risk of loss due to the failure of a borrower or counterparty to fulfill its contractual obligations. The company’s exposure to credit risk in respect of financial instruments relates primarily to counterparty obligations regarding derivative contracts, loans receivable and credit investments such as bonds and preferred shares.
The company assesses the creditworthiness of each counterparty before entering into contracts with a view to ensuring that counterparties meet minimum credit quality requirements. Management evaluates and monitors counterparty credit risk for derivative financial instruments and endeavors to minimize counterparty credit risk through diversification, collateral arrangements, and other credit risk mitigation techniques. The credit risk of derivative financial instruments is generally limited to the positive fair value of the instruments, which, in general, tends to be a relatively small proportion of the notional value. Substantially all of the company’s derivative financial instruments involve either counterparties that are banks or other financial institutions in North America, the United Kingdom and Australia, or arrangements that have embedded credit risk mitigation features. The company does not expect to incur credit losses in respect of any of these counterparties. The maximum exposure in respect of loans receivable and credit investments is equal to the carrying value.

c)	Liquidity Risk
Liquidity risk is the risk that the company cannot meet a demand for cash or fund an obligation as it comes due. Liquidity risk also includes the risk of not being able to liquidate assets in a timely manner at a reasonable price.
To help ensure the company is able to react to contingencies and investment opportunities quickly, the company maintains sources of liquidity at the corporate and subsidiary levels. The primary source of liquidity consists of cash and other financial assets, net of deposits and other associated liabilities, and undrawn committed credit facilities.
The company is subject to the risks associated with debt financing, including the ability to refinance indebtedness at maturity. The company believes these risks are mitigated through the use of long-term debt secured by high quality assets, maintaining debt levels that are in management’s opinion relatively conservative, and by diversifying maturities over an extended period of time. The company also seeks to include in its agreements terms that protect the company from liquidity issues of counterparties that might otherwise impact the company’s liquidity.
The following tables present the contractual maturities of the company’s financial liabilities at December 31, 2018 and 2017:

	Payments Due by Period
AS AT DEC. 31, 2018 (MILLIONS)	<1 Year	1 to 3 Years	4 to 5 Years	After 5 Years	Total
Principal repayments
Corporate borrowings	$440	$257	$441	$5,271	$6,409
Non-recourse borrowings of managed entities	11,159	34,055	24,633	41,962	111,809
Subsidiary equity obligations	185	1,417	356	1,918	3,876
Interest expense[1]
Corporate borrowings	278	535	504	1,697	3,014
Non-recourse borrowings	5,126	8,124	5,820	7,324	26,394
Subsidiary equity obligations	151	307	218	209	885

1.	Represents the aggregated interest expense expected to be paid over the term of the obligations. Variable interest rate payments have been calculated based on current rates.

	Payments Due by Period
AS AT DEC. 31, 2017 (MILLIONS)	<1 Year	1 to 3 Years	4 to 5 Years	After 5 Years	Total
Principal repayments
Corporate borrowings	$—	$478	$278	$4,903	$5,659
Non-recourse borrowings of managed entities	10,756	17,695	16,764	27,515	72,730
Subsidiary equity obligations	76	53	1,001	2,531	3,661
Interest expense[1]
Corporate borrowings	259	494	462	1,433	2,648
Non-recourse borrowings	3,248	5,024	3,575	5,314	17,161
Subsidiary equity obligations	226	428	340	322	1,316

1.	Represents the aggregated interest expense expected to be paid over the term of the obligations. Variable interest rate payments have been calculated based on current rates.